Supplement, dated November 25, 2008
                to the Prospectuses, dated February 1, 2008, for
                      Seligman Core Fixed Income Fund, Inc.
                                  (the "Fund")

Effective November 25, 2008, this prospectus supplement dated November 25, 2008 supersedes and replaces the prospectus supplement dated November 11, 2008. On November 17, 2008, Mr. Todd White became a portfolio manager of the Fund. Other than changes to the information under the caption "Management" reflecting the addition of Mr. White, the changes set forth herein are substantially identical to those set forth in the supplement dated November 11, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. RiverSource Investments will continue the contractual fee waiver/expense reimbursement arrangement currently in effect for the Fund. In connection with the Acquisition, there is a change to the Fund's primary benchmark:

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Lehman Brothers U.S. Universal Index is replaced with the Lehman Brothers Aggregate Bond Index, which will be used as the primary benchmark for the Fund. Information on both indexes will be included for a one year transition period. Thereafter, only the Lehman Brothers Aggregate Bond Index will be included.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

Also, effective November 7, 2008, in connection with the Acquisition, the Fund's portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment grade fixed-income securities ("Investment Grade Securities") and may invest up to 30% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions.

The Fund may invest in securities of any duration. The Fund does not have any portfolio maturation limitations on its investments and, therefore, may invest in securities with short, medium or long maturities. However, the Fund expects to maintain an effective dollar-weighted average maturity of ten years or less on its portfolio of fixed-income securities. Although the Fund expects the maturity of its portfolio of fixed-income securities to be within the above limit, the Fund is not restricted to such limit.

      Duration

      Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond or portfolio of bonds, discounted to present time. Duration is used to judge expected price sensitivities to changes in interest rates.

      Maturity

      The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as the Fund. A bond's effective maturity takes into account the possibility that the issuer of the bond will repay the bond before its stated maturity date.

The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 20% of its net assets in non-US dollar denominated fixed-income securities of US or foreign issuers.

The Fund's investment limitations and credit ratings restrictions (e.g., those of Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Services ("S&P")) will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

Investment Grade Securities

Investment Grade Securities are those rated within the four highest rating categories by Moody's or S&P, or, if unrated, deemed by the Fund's investment manager to be of comparable quality.

High-Yield Securities

High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's or BB or below by Fitch or S&P) or are securities deemed to be below investment grade by the Fund's investment manager. Although High-Yield Securities have the potential to offer higher yields than higher rated fixed-income securities with similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated Investment Grade Securities.

Investments in Investment Grade Securities and High-Yield Securities

The Fund may invest in all types of Investment Grade Securities and High-Yield Securities, including, but not limited to:

o Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);
o Mortgage-backed and other asset-backed securities (mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage backed securities);
o Convertible securities, preferred stock, capital securities, structured securities and loan participations of US and non-US issuers;

o Obligations of non-US governments and their agencies, and non-US private institutions;
o     Municipal securities;
o     Repurchase agreements;
o Capital appreciation bonds, including zero coupon (interest payments accrue until maturity) and pay-in-kind securities (interest payments are made in additional securities);
o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"); and
o     Eurodollar bonds.

Investment Grade Securities also include, but are not limited to:

o Obligations issued or guaranteed by the US Government or its agencies or instrumentalities;
o Obligations of government sponsored enterprises (GSEs) (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae));
o Income-producing cash equivalents (e.g., certificates of deposit, commercial paper, discount notes and treasury bills); and
o Other securities deemed by the investment manager to be of investment grade quality.

High-Yield Securities also include, but are not limited to:

o Securities that are rated in default by a nationally recognized statistical rating organization;
o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and
o Other securities deemed by the investment manager to be of non-investment grade quality.

Investment Process

Investment Grade Securities. In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses Investment Grade Securities by:

o Evaluating the Investment Grade Securities portion of the portfolio's exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).
o Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.
o Targeting an average portfolio duration within one year of the duration of the Index which, as of Sept. 30, 2008 was 4.47 years.

In evaluating whether to sell an Investment Grade Security, the investment manager considers, among other factors:

o     Identification of more attractive investments based on relative value.
o The portfolio's total exposure to sectors, industries and securities relative to the Index.
o     Whether a security's rating has changed or is vulnerable to a change.
o     Whether a sector or industry is experiencing change.
o     Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund's objective, the investment manager chooses High-Yield Securities by:

o     Reviewing interest rate and economic forecasts.
o Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team's capabilities.
o     Identifying companies that:

      o have medium and low quality ratings or, in the investment manager's opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,
      o     have growth potential, or
      o have the potential to increase in value as their credit ratings improve.
o Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

o     The interest rate or economic outlook changes.
o     A sector or industry is experiencing change.
o     A security's rating is changed.
o     The security is overvalued relative to alternative investments.
o The company no longer meets the investment manager's performance expectations.
o     The investment manager wishes to lock in profits.
o     The investment manager identifies a more attractive opportunity.
o The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities) including funding agreements issued by domestic insurance companies. Rule 144A Securities deemed to be liquid by the Fund's investment manager are not included in this limitation. The Fund may purchase securities on a when issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

The information under the caption "Management" (including the sub-caption "Portfolio Management" and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the "Agreement"), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund's average daily net assets. RiverSource Investments has agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund's average daily net assets. Such waiver/reimbursement will remain in effect at least until January 31, 2009. For the fiscal year ended September 30, 2007, the amount reimbursed by Seligman (the Fund's manager prior to November 7, 2008) was equal to 0.75% of the Fund's average daily net assets.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008 (except as otherwise noted), the portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

o     Leader of the liquid assets sector team.
o     Joined RiverSource Investments in 2003.
o Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.
o     Began investment career in 1988.
o     MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

o     Leader of the investment grade corporate bond sector team.
o     Joined RiverSource Investments in 2002.
o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.
o     Began investment career in 1986.

o     MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

o     Member of the high yield corporate sector team.
o     Joined RiverSource Investments in 1990.
o     Began investment career in 1986.
o     MBA, University of Minnesota.

Todd White, Portfolio Manager (effective November 17, 2008)

o     Leader of the structured assets sector team.
o     Joined RiverSource Investments on November 17, 2008.
o Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.
o     Began investment career in 1986.
o     BS, Indiana University.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: liquid assets, high yield corporates, investment grade corporates, municipals, global, and structured assets. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities of the Fund.

The following information is added to the section under the caption "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

                   Supplement, dated November 25, 2008 to the
          Statement of Additional Information, dated February 1, 2008, of
                      Seligman Core Fixed Income Fund, Inc.
                                  (the "Fund")

Effective November 25, 2008, this supplement to the Statement of Additional Information ("SAI") dated November 25, 2008 supersedes and replaces the supplement to the SAI dated November 7, 2008. On November 17, 2008, Mr. Todd White became a portfolio manager of the Fund. Other than changes to the information under the caption "Portfolio Managers" reflecting the addition of Mr. White, the changes set forth herein are substantially identical to those set forth in the supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated. With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, the Fund's portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in a Supplement to the Fund's prospectuses dated November 7, 2008.

RiverSource   Investments  will  continue  the  contractual  fee  waiver/expense reimbursement arrangement currently in effect for the Fund.

Effective November 7, 2008, the following changes are hereby made to the Fund's SAI. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The following information is added under the caption "Fund History":

As of November 7, 2008, the Fund is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, LLC ("RiverSource Investments"), including the Fund and the other Seligman Mutual Funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments ("Threadneedle"), to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board) and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth in the Fund's prospectus, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The first two paragraphs under the caption "Description of the Fund and Its Investments and Risk - Options and Other Derivatives" is hereby superseded and replaced with the following:

Options and other Derivatives. The Fund may invest in certain derivatives instruments described below for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or seeking to achieve the Fund's investment objective. These instruments are described below. To the extent the Fund engages in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Fund may lose money as a result of such use.

The information under the captions "Description of the Fund and Its Investments and Risk - Investment Strategies and Risks - Interest Rate and Currency Futures" and "- Options on Interest Rate Futures and Currency Futures" is hereby superseded and replaced with the following information:

Futures Contracts. The Fund may utilize futures traded on US exchanges. An interest rate futures contract is an agreement to buy or sell a specified amount of a specific debt security for a specified price at a designated date and time in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. The Fund may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations. Futures contracts that trade on a US exchange are standardized as to quantity, delivery date and settlement conditions, including specific assets acceptable for delivery against the futures contract. A futures contract may also be based upon a designated rate or index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is an exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges in the US. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

Options on Futures. The Fund may utilize options on interest rate futures, currency futures and treasury futures (collectively, "options on futures"). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is a risk that the Fund may have difficulty in closing out positions in options on futures.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The information under the caption "Management of the Fund - Management Information" is hereby superseded and replaced with the following information:

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"), announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at a Special Meeting held on November 3, 2008) ten new directors (collectively, the "New Board Members"), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne
P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members
--------------------------------------------------------------------------------

                         Position with
                            Fund and
                         Length of Time        Principal Occupation                                          Committee
  Name, Address, Age         Served           During Last Five Years        Other Directorships             Memberships
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz            Board member     Attorney; Chief Justice,       None                       Board Governance,
901 S. Marquette Ave.    since November    Minnesota Supreme Court,                                  Compliance, Investment
Minneapolis, MN 55402       7, 2008        1998-2006                                                 Review, Joint Audit
Age 54
------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson           Board member     Chair, RiverSource Funds,      None                       Board Governance,
901 S. Marquette Ave.    since November    1999-2006; former Governor                                Compliance, Contracts,
Minneapolis, MN 55402       7, 2008        of Minnesota                                              Executive, Investment
Age 73                                                                                               Review
------------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton         Board member     President, Springboard-        None                       Distribution,
901 S. Marquette Ave.    since November    Partners in Cross Cultural                                Investment Review,
Minneapolis, MN 55402       7, 2008        Leadership (consulting                                    Joint Audit
Age 53                                     company)
------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn         Board member     Trustee Professor of           None                       Board Governance,
901 S. Marquette Ave.    since November    Economics and Management,                                 Contracts, Investment
Minneapolis, MN 55402       7, 2008        Bentley College; Former                                   Review
Age 57                                     Dean, McCallum Graduate
                                           School of Business, Bentley
                                           College
------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones             Board member     Attorney and Consultant        None                       Board Governance,
901 S. Marquette Ave.    since November                                                              Compliance,
Minneapolis, MN 55402       7, 2008                                                                  Executive, Investment
Age 73                                                                                               Review, Joint Audit
------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA      Board member     Former Managing Director,      American Progressive       Distribution, Investment
901 S. Marquette Ave.    since November    Shikiar Asset Management       Insurance                  Review, Joint Audit
Minneapolis, MN 55402       7, 2008
Age 72
------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.     Board member     President Emeritus and         Valmont Industries, Inc.   Board Governance,
901 S. Marquette Ave.    since November    Professor of Economics,        (manufactures irrigation   Compliance, Contracts,
Minneapolis, MN 55402       7, 2008        Carleton College               systems)                   Executive, Investment
Age 69                                                                                               Review
------------------------------------------------------------------------------------------------------------------------------
John F. Maher             Board member     Retired President and Chief    None                       Distribution, Investment
901 S. Marquette Ave.      since 2006      Executive Officer and former                              Review, Joint Audit
Minneapolis, MN 55402                      Director, Great Western
Age 64                                     Financial Corporation (bank
                                           holding company) and its
                                           principal subsidiary, Great
                                           Western Bank (federal
                                           savings bank)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia    Board member     Director, Enterprise Asset     None                       Compliance, Contracts,
901 S. Marquette Ave.    since November    Management, Inc. (private                                 Distribution, Executive,
Minneapolis, MN 55402       7, 2008        real estate and asset                                     Investment Review
Age 55                                     management company)
------------------------------------------------------------------------------------------------------------------------------

Independent Board Members
--------------------------------------------------------------------------------

                         Position with
                            Fund and
                         Length of Time        Principal Occupation                                          Committee
  Name, Address, Age         Served           During Last Five Years        Other Directorships             Memberships
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie           Board member     Counsel, Lewis & Munday,       Lead Outside Director,     Contracts,
901 S. Marquette Ave.      since 2000      P.C. (law firm); Director,     Digital Ally, Inc.         Distribution,
Minneapolis, MN 55402                      Vibration Control              (digital imaging); and     Investment Review
Age 66                                     Technologies, LLC (auto        Infinity, Inc. (oil
                                           vibration technology);         and gas exploration
                                           Director and Chairman,         and production);
                                           Highland Park Michigan         Director, OGE Energy
                                           Economic Development Corp;     Corp. (energy and
                                           and Chairman, Detroit Public   energy services
                                           Schools Foundation.            provider offering
                                           Formerly, Chairman and Chief   physical delivery and
                                           Executive Officer, Q           related services for
                                           Standards Worldwide, Inc.      both electricity and
                                           (library of technical          natural gas).
                                           standards); Director,
                                           Kerr-McGee Corporation
                                           (diversified energy and
                                           chemical company); Trustee,
                                           New York University Law
                                           Center Foundation; Vice
                                           Chairman, Detroit Medical
                                           Center and Detroit Economic
                                           Growth Corp.
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby      Board member     Chief Executive Officer        Idera Pharmaceuticals,     Contracts,
901 S. Marquette Ave.    since November    and Director, RiboNovix,       Inc. (biotechnology);      Distribution,
Minneapolis, MN 55402       7, 2008        Inc. since 2003                Healthways, Inc. (health   Executive, Investment
Age 64                                     (biotechnology); former        management programs)       Review
                                           President, Forester Biotech
------------------------------------------------------------------------------------------------------------------------------

Board Member Affiliated With RiverSource Investments*
--------------------------------------------------------------------------------

                          Position with
                            Fund and
                         Length of Time        Principal Occupation                                          Committee
  Name, Address, Age         Served           During Last Five Years        Other Directorships             Memberships
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member    President - U.S. Asset         None                       Investment Review
53600 Ameriprise             and Vice      Management and Chief
Financial Center         President since   Investment Officer,
Minneapolis, MN 55474          2008        Ameriprise Financial, Inc.
Age 47                                     and President, Chairman of
                                           the Board and Chief
                                           Investment Officer,
                                           RiverSource Investments, LLC
                                           since 2005; Director,
                                           President and Chief
                                           Executive Officer,
                                           Ameriprise Certificate
                                           Company and; Chairman of the
                                           Board, Chief Executive
                                           Officer and President,
                                           RiverSource Distributors,
                                           Inc. since 2006; Senior Vice
                                           President - Chief Investment
                                           Officer, Ameriprise
                                           Financial, Inc.; and
                                           Chairman of the Board and
                                           Chief Investment Officer,
                                           RiverSource Investments,
                                           LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers
--------------------------------------------------------------------------------

                                     Position held
                                   with the Fund and                                   Principal occupation
   Name, address, age              length of service                                  during past five years
-----------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan           President since November 7,    Director and Senior Vice President - Asset Management, Products and
172 Ameriprise Financial      2008                           Marketing, RiverSource Investments, LLC and; Director and Vice
Center                                                       President - Asset Management, Products and Marketing, RiverSource
Minneapolis, MN 55474                                        Distributors, Inc. since 2006; Managing Director and Global Head of
Age 42                                                       Product, Morgan Stanley Investment Management, 2004-2006; President,
                                                             Touchstone Investments, 2002-2004
-----------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley            Vice President since           Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial      November 7, 2008               Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Center                                                       President - Investments, Ameriprise Certificate Company since 2003;
Minneapolis, MN 55474                                        Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 44                                                       2002-2006 and RiverSource Investments, LLC, 2004-2006
-----------------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                Vice President since           Vice President - Asset Management and Trust Company Services,
5228 Ameriprise Financial     November 7, 2008               RiverSource Investments, LLC since 2006; Vice President - Operations
Center                                                       and Compliance, RiverSource Investments, LLC, 2004-2006; Director of
Minneapolis, MN 55474                                        Product Development - Mutual Funds, Ameriprise Financial, Inc.,
Age 42                                                       2001-2004
-----------------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer              Vice President, General        Vice President and Chief Counsel - Asset Management, Ameriprise
5228 Ameriprise Financial     Counsel and Secretary          Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors,
Center                        since November 7, 2008         Inc. and Chief Legal Officer and Assistant Secretary, RiverSource
Minneapolis, MN 55474                                        Investments, LLC since 2006; Vice President, General Counsel and
Age 49                                                       Secretary, Ameriprise Certificate Company since 2005; Vice President -
                                                             Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                             Senior Vice President and Chief Compliance Officer, USBancorp Asset
                                                             Management, 2002-2004
-----------------------------------------------------------------------------------------------------------------------------------

Fund Officers
--------------------------------------------------------------------------------

                                     Position held
                                   with the Fund and                                   Principal occupation
   Name, address, age              length of service                                  during past five years
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence P. Vogel             Treasurer since 2000           Treasurer, RiverSource Investments, LLC (J. & W. Seligman & Co.
100 Park Avenue,                                             Incorporated prior to Nov. 2008), of each of the investment companies
New York, NY 10017                                           of the Seligman Group of Funds since 2000; and Treasurer, Seligman
Age 51                                                       Data Corp. since 2000. Senior Vice President, Investment Companies, J.
                                                             & W. Seligman & Co. Incorporated of each of the investment companies of the Seligman group of funds 1992 to 2008.
-----------------------------------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland         Chief Compliance Officer       Chief Compliance Officer, RiverSource Investments, LLC (J. & W.
100 Park Avenue,              since 2004; Money              Seligman & Co. Incorporated prior to Nov. 2008), for each of the
New York, NY 10017            Laundering Prevention          investment companies of the Seligman group of funds since 2004; Money
Age 56                        Officer and Identity Theft     Laundering Prevention Officer and Identity Theft Prevention Officer,
                              Prevention Officer since       RiverSource Investments, LLC for each of the investment companies of
                              2008.                          the Seligman group of funds since November 2008. Managing Director, J.
                                                             & W. Seligman & Co. Incorporated and Vice-President for each of the investment companies of the Seligman group of funds 2004 to 2008.
-----------------------------------------------------------------------------------------------------------------------------------

As of November 7, 2008, the Board has organized the following committees (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Fund and their shareholders on external matters.

Compliance Committee. This committee supports the Fund's maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund's Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund's CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund's assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund's financial statements and independent audits as well as the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund's independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

The information under the caption "Management of the Fund - Beneficial Ownership" is hereby superseded and replaced with the following information:

The Directors beneficially owned shares in the Fund and the RiverSource complex of funds (which includes the Seligman Funds) as follows (information as of June 30, 2008 unless otherwise indicated):

                                                                   Aggregate Dollar Range of
                              Dollar Range of Shares Owned By   Shares Owned by Director in the
           Name                     Director in the Fund         RiverSource Complex of Funds*
-----------------------------------------------------------------------------------------------
                                INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------------------------------
Kathleen Blatz                              None                         Over $100,000
Arne H. Carlson                             None                         Over $100,000
Pamela G, Carlton                           None                           $1-$10,000
Patricia M. Flynn                           None                        Over $100,000**
Anne P. Jones                               None                         Over $100,000
Jeffrey Laikind                             None                         Over $100,000
Stephen R. Lewis, Jr.                       None                        Over $100,000**
John F. Maher                            $1-$10,000                      Over $100,000
Catherine James Paglia                      None                        Over $100,000**
Leroy C. Richie                          $1-$10,000                      Over $100,000
Alison Taunton-Rigby                        None                         Over $100,000
-----------------------------------------------------------------------------------------------
                                 AFFILIATED BOARD MEMBERS
-----------------------------------------------------------------------------------------------
William F. Truscott                         None                         Over $100,000

* Each new Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Each New Board Member acquired their shares in the Seligman Funds after June 30, 2008. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.

**    Total includes deferred compensation invested in share equivalents.

The following information is added to the table under the caption "Management of the Fund - Compensation":

None of the New Board Members received any compensation from the Fund prior to their election to the Board.

The information beneath the compensation table under the caption "Management of the Fund - Compensation" is hereby superseded and replaced with the following information:

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund's Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the "Deferred Plan"). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

The information under the caption "Management of the Fund - Code of Ethics" is hereby superseded and replaced with the following information:

The funds in the RiverSource complex of funds (which includes the Seligman Funds), RiverSource Investments, the investment manager for the Seligman Funds, and Seligman Advisors, the distributor for the Seligman Funds, have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

All references to "Seligman" under the caption "Management of the Fund - Proxy Voting Policies" are hereby replaced with "RiverSource Investments." In addition, the following information is added as the first full paragraph under that caption:

The following are interim proxy voting policies, procedures and guidelines that apply only to the Fund and the other Seligman Funds. The Seligman Funds will adopt the same proxy voting policies, procedures and guidelines as the other funds managed by RiverSource Investments in 2009.

The seventh and eight paragraphs under the caption "Management of the Fund - Proxy Voting Policies" are hereby superseded and replaced with the following:

Deviations from Guidelines and Special Situations. RiverSource Investments recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, RiverSource Investments may request permission from the Board to deviate from the Guidelines. The Board must approve any deviation from the Guidelines, and similarly, must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis.

In making requests to the Board regarding deviations from the Guidelines or proposals requiring a case-by-case analysis, RiverSource Investments may rely on views of the management of a portfolio company, the views of its own investment professionals and information obtained from an independent research firm.

The second item under the caption "Management of the Fund - Proxy Voting Policies - Guidelines Summary" is hereby superseded and replaced with the following:

2. RiverSource Investments generally opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, issuance of blank check preferred and establishment of classes with disparate voting rights. However, RiverSource Investments will vote in support of proposals to adopt poison pills.

The first three paragraphs under the caption "Investment Advisory and Other Services - Investment Manager" are hereby superseded and replaced with the following:

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the "Management Agreement"), RiverSource Investments is the new investment manager effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets. The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

The information contained under the caption "Portfolio Managers" is superseded and replaced with the following:

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

----------------------------------------------------------------------------------------------------
                        Registered Investment     Other Pooled Investment
 Portfolio Manager            Companies                  Vehicles                 Other Accounts
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Tom Murphy            8 Registered Investment    2 Other Pooled Investment   14 Other Accounts with
                      Companies with             Vehicles with               approximately $10.2
                      approximately $10.05       approximately $871          billion in net assets
                      billion in net assets      million in net assets       under management.
                      under management.          under management.
----------------------------------------------------------------------------------------------------
Jamie Jackson         18 Registered Investment   5 Other Pooled Investment   26 Other Accounts* with
                      Companies with             Vehicles with               approximately $6.8
                      approximately $23.26       approximately $2.77         billion in net assets
                      billion in net assets      billion in net assets       under management.
                      under management.          under management.
----------------------------------------------------------------------------------------------------
Scott Schroepfer      5 Registered Investment    None                        None
                      Companies with
                      approximately $2.4
                      billion in net assets
                      under management.
----------------------------------------------------------------------------------------------------
Todd White (1)        4 Registered Investment    None                        None
                      Companies with
                      approximately $259.1
                      million in net assets
                      under management.
----------------------------------------------------------------------------------------------------

* Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

----------------------------------------------------------------------------------------------------
                        Registered Investment     Other Pooled Investment
 Portfolio Manager            Companies                  Vehicles                 Other Accounts
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Tom Murphy            3 Registered Investment    None                        None
                      Companies with
                      approximately $1.26
                      billion in net assets
                      under management.
----------------------------------------------------------------------------------------------------
Jamie Jackson         3 Registered Investment    None                        None
                      Companies with
                      approximately $1.26
                      billion in net assets
                      under management.
----------------------------------------------------------------------------------------------------
Scott Schroepfer      None                       None                        None
----------------------------------------------------------------------------------------------------
Todd White (1)        None                       None                        None
----------------------------------------------------------------------------------------------------

(1) Mr. White became a portfolio manager of the Fund on November 17, 2008, and his information in the tables above is provided as of such date.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of September 30, 2008, none of Messrs. Murphy, Jackson or Schoepfer owned shares of the Fund. Mr. White became a portfolio manager of the Fund on November 17, 2008 and did not own shares of the Fund as of such date.

The information under the caption "Investment Advisory and Other Services - Service Agreements" is hereby deleted and replaced with the following information:

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008 Ameriprise administers certain aspects of the Fund's business and other affairs at no cost. Ameriprise provides the Fund with such office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and employees of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement.

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However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund will inform shareholders prior to the effectiveness of such increase.

The following information is hereby added to the end of the section entitled "Investment Advisory and Other Services - Other Service Providers":

The funds in the Seligman Group of Funds will enter into an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

The following information is hereby added after the section entitled "Financial Statements":

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant's motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on Aug. 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.